UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 5, 2014

DIGITAL RIVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10380 Bren Road West

Minnetonka, Minnesota 55343

(952) 253-1234

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8—K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a—12)

☐                 Pre—commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐                 Pre—commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e— 4(c))

Item 8.01  Other Events.

Digital River, Inc. (the “Company”) today announced that it has granted Microsoft Corporation (“Microsoft”) an extension from December 1, 2014 to December 19, 2014 as the deadline by which Microsoft is required to provide prior notice to the Company of its decision as to whether to elect to extend the expiration date of the Microsoft Operations Digital Distribution Agreement between the Company and Microsoft, dated September 1, 2006, as amended to date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

	By:	/s/ Stefan B. Schulz
	Name:	Stefan B. Schulz
	Title:	Chief Financial Officer

Dated: December 5, 2014

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